EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Global Bond Fund for Investment and Retirement:

We consent to the incorporation by reference in this Post-Effective Amendment No. 19 to Registration Statement No. 33-6091 of our report dated February 16, 2000 appearing in the annual report to shareholders of Merrill Lynch Global Bond Fund for Investment and Retirement for the year ended December 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Princeton, New Jersey
March 27, 2000